AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT dated and effective as of October 30, 2020 (this “Amendment”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Subsidiary Guarantors party hereto and each of the Lenders party hereto.

Recitals:

A.
The Company, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of June 11, 2019 (the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.
The Subsidiary Guarantors and the Administrative Agent have entered into an Amended and Restated Subsidiary Guaranty Agreement dated as of June 11, 2019 (the “Subsidiary Guaranty”).

C.
The Company has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein.

D.
Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Section 7.05(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) (i) Dispositions of accounts receivable that are at least 180 days past due or are owing from obligors that are the subject of proceedings of the types described in Section 8.01(f) and (ii) Dispositions of accounts receivable in connection with supply chain finance programs in the ordinary course of business and not as part of a factoring or financing or securitization transaction; provided that in the case of the foregoing clause (ii), (A) any such Disposition must be made without recourse for credit risk to the Company or its Subsidiaries and otherwise on terms customary for supply chain finance arrangements (as determined by the Administrative Agent in its reasonable discretion) and (B) the aggregate amount of accounts receivable sold, assigned, conveyed or otherwise transferred pursuant to the foregoing clause (ii) shall not exceed

$15,000,000 at any one time outstanding;

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be effected hereby.

Section 2. Conditions Precedent. The effectiveness of this Amendment and the amendments contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a)
Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors, the Administrative Agent and Lenders constituting Required Lenders.

(b)
Fees and Expenses. The Company shall have paid (i) all fees payable to the Lenders pursuant to that certain engagement letter dated as of October 30, 2020 (the “Engagement Letter”) between the Company and BofA Securities, Inc. and (ii) all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two days prior to the date hereof.

Upon satisfaction of the conditions set forth in this Section 2 and the effectiveness of this Amendment, the Administrative Agent shall provide notice of such effectiveness to the Company and the Lenders.

Section 3. Representations and Warranties.

(a)
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:

(i)
After giving effect to this Amendment, the representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

(ii)
Since December 31, 2018, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)
No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Company and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 4. Miscellaneous.

(a)
Ratification and Confirmation of Loan Documents. Each of the Company and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and

2

136080510

hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty and, with respect to both the Company and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Secured Obligations), in each case after giving effect to the amendments contemplated hereby.

(b)
Fees and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case, as set forth in Section 10.04(a) of the Credit Agreement.

(c)
Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)
Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)
Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)
Entire Agreement. This Amendment, together with the Engagement Letter and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)
Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

136080510 3

The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By: /s/ Matthew Eckl

Name: Matthew Eckl

Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

AARDING THERMAL ACOUSTICS USA INC. CECO ENVIRONMENTAL IP INC.

CECO GROUP, INC.

CECO MEXICO HOLDINGS LLC

EFFOX INC.

EMTROL LLC

FKI, LLC

H.M. WHITE, INC.

MET-PRO TECHNOLOGIES LLC PEERLESS MFG. CO.

THE KIRK & BLUM MANUFACTURING COMPANY

By: /s/ Matthew Eckl

Name: Matthew Eckl

Title: Chief Financial Officer and Treasurer

CECO INDUSTRIAL SOLUTIONS, INC.

By: /s/ Matthew Eckl

Name: Matthew Eckl

Title: Chief Financial Officer, Treasurer and Secretary

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Kyle D Harding

Name: Kyle D Harding

Title: Vice President

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Gregg Bush

Name: Gregg Bush

Title: Senior Vice President

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CITIZENS BANK, N.A., as a Lender

By: /s/ Dale R. Carr

Name: Dale R. Carr

Title: SVP

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ John Torres

Name: John Torres

Title: Senior Vice President

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

FIFTH THIRD BANK, as a Lender

By: /s/ John R. Gray

Name: John R. Gray

Title: AVP

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BMO HARRIS BANK, N.A., as a Lender

By: /s/ John Armstrong

Name: John Armstrong

Title: Managing Director

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Ruining Nguyen

Name: Ruining Nguyen

Title: SVP

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Michael Madden

Name: Michael Madden

Title: Vice President

136080510 AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page